UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 4, 2022
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CLEARPOINT NEURO, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-34822	58-2394628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
120 S. Sierra Ave., Suite 100
Solana Beach, CA 92075
(Address of principal executive offices, zip code)
(888) 287-9109
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CLPT	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On November 4, 2022, ClearPoint Neuro, Inc. (“Company”), entered into a lease agreement (the “Lease Agreement”) with the Hedda Marosi Living Trust and the Stella Feder Trust (collectively, the “Lessor”), pursuant to which the Lessor leases to the Company an approximately 19,462 square foot industrial building located at 6349 Paseo Del Lago, Carlsbad, CA 92011 (the “Leased Premises”). The Company will use the Leased Premises as an office and manufacturing facility.
The lease term commences on June 1, 2023 and ends on May 31, 2033 (the “Lease Term”). The base rent payable under the Lease Agreement is $36,977.80 per month. The base rent is subject to annual increases of 3.5% during the Lease Term. In addition to the base rent, the Company is responsible for certain costs and charges, including insurance, operating, and tax expenses. The Company also has two options to extend the Lease Term for thirty-six months or sixty months, at the fair market rental value.
The foregoing summary of the material terms of the Lease Agreement does not purport to be a complete description of the Lease Agreement and is qualified in its entirety by reference to the full text of the Lease Agreement, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference.
Item  9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
Exhibit 10.01	Standard Industrial/Commercial Single-Tenant Lease – Net, dated November 4, 2022 between ClearPoint Neuro, Inc. and the Hedda Marosi Living Trust and the Stella Feder Trust

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2022	CLEARPOINT NEURO, INC.

	By:	/s/ Danilo D’Alessandro
Danilo D’Alessandro
Chief Financial Officer